Exhibit 99.1

Hess Reports Estimated Results for the Second Quarter of 2008

Second Quarter Highlights:

  Net Income was $900 million compared with $557 million in second quarter 2007
  Cash flows from operations were $1.7 billion compared with $1.2 billion in second quarter 2007
  Oil and gas production was 393,000 barrels per day, up from 378,000 in second quarter 2007
  Debt to capitalization ratio decreased to 26.2 percent at June 30, 2008, from 28.9 percent at December 31, 2007

NEW YORK--(BUSINESS WIRE)--Hess Corporation (NYSE: HES) reported net income of $900 million for the second quarter of 2008 compared with net income of $557 million for the second quarter of 2007. The after-tax results by major operating activity were as follows:

	Three Months Ended		Six Months Ended
	June 30, (unaudited)		June 30, (unaudited)
	2008	2007	2008	2007
	(In millions, except per share amounts)
Exploration and Production	$1,025	$505	$1,849	$845
Marketing and Refining	(52)	122	(36)	223
Corporate	(33)	(32)	(72)	(63)
Interest expense	(40)	(38)	(82)	(78)

Net income	$900	$557	$1,659	$927

Net income per share (diluted)	$2.76	$1.75	$5.11	$2.92

Weighted average number of shares (diluted)	326.2	318.6	325.0	317.9

Note: See the following page for a table of items affecting the comparability of earnings between periods.

Exploration and Production earnings were $1,025 million in the second quarter of 2008 compared with $505 million in the second quarter of 2007. The Corporation’s oil and gas production, on a barrel-of-oil equivalent basis, was 393,000 barrels per day in the second quarter of 2008, an increase of 4% from the second quarter of 2007. In the second quarter of 2008, the Corporation’s average worldwide crude oil selling price, including the effect of hedging, was $104.29 per barrel compared with $60.05 per barrel in the second quarter of 2007. The Corporation’s average worldwide natural gas selling price, including the effect of hedging, was $7.81 per Mcf in the second quarter of 2008 compared with $4.88 per Mcf in the second quarter of 2007.

Marketing and Refining generated a loss of $52 million in the second quarter of 2008 compared with income of $122 million in the second quarter of 2007, primarily reflecting lower margins and trading results. Refining earnings were $3 million in the second quarter of 2008 compared with $87 million in the second quarter of 2007. Marketing results were a loss of $40 million in the second quarter of 2008 compared with breakeven results in the second quarter of 2007. Trading operations generated a loss of $15 million in the second quarter of 2008 compared with income of $35 million in the second quarter of 2007.

The following items, on an after-tax basis, are included in net income (in millions):

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2008	2007	2008	2007
Exploration and Production
Gains from asset sales	$-	$15	$-	$15

Net cash provided by operating activities was $1,691 million in the second quarter of 2008 compared with $1,199 million in the second quarter of 2007. Capital and exploratory expenditures for the second quarter of 2008 amounted to $1,240 million, of which $1,205 million related to Exploration and Production operations. Capital and exploratory expenditures for the second quarter of 2007 amounted to $993 million, of which $959 million related to Exploration and Production operations.

At June 30, 2008, cash and cash equivalents totaled $1,479 million compared with $607 million at December 31, 2007. Total debt was $3,945 million at June 30, 2008 and $3,980 million at December 31, 2007. The Corporation’s debt to capitalization ratio at June 30, 2008 was 26.2 percent compared with 28.9 percent at the end of 2007.

Hess Corporation will review second quarter financial and operating results and other matters on a webcast at 10 a.m. today. For details on the event, refer to the Investor Relations section of our website at www.hess.com.

Hess Corporation, with headquarters in New York, is a leading global independent energy company engaged in the exploration for and production of crude oil and natural gas, as well as in refining and marketing refined petroleum products, natural gas and electricity. More information on Hess Corporation is available at www.hess.com.

Forward Looking Statements

Certain statements in this release may constitute "forward-looking statements" within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended. Forward-looking statements are subject to known and unknown risks and uncertainties and other factors which may cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, uncertainties inherent in the measurement and interpretation of geological, geophysical and other technical data.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES SUPPLEMENTAL FINANCIAL DATA (UNAUDITED) (IN MILLIONS OF DOLLARS)

	Second	Second	First
	Quarter	Quarter	Quarter
	2008	2007	2008
Income Statement
Revenues and Non-operating Income
Sales (excluding excise taxes) and other operating revenues	$11,717	$7,421	$10,667
Equity in income (loss) of HOVENSA L.L.C.	(19)	81	(10)
Gain on asset sales	-	21	-
Other, net	37	23	63

Total revenues and non-operating income	11,735	7,546	10,720

Costs and Expenses
Cost of products sold (excluding items shown separately below)	8,354	5,190	7,718
Production expenses	494	377	424
Marketing expenses	267	241	233
Exploration expenses, including dry holes and lease impairment	158	90	152
Other operating expenses	47	37	45
General and administrative expenses	156	142	152
Interest expense	65	62	67
Depreciation, depletion and amortization	482	354	452

Total costs and expenses	10,023	6,493	9,243

Income before income taxes	1,712	1,053	1,477
Provision for income taxes	812	496	718

Net income	$900	$557	$759

Supplemental Income Statement Information
Foreign currency gains (losses), after-tax	$1	$(7)	$11
Capitalized interest	1	16	1

Cash Flow Information
Net cash provided by operating activities (*)	$1,691	$1,199	$1,176

Capital and Exploratory Expenditures
Exploration and Production
United States	$721	$391	$415
International	484	568	523

Total Exploration and Production	1,205	959	938
Marketing, Refining and Corporate	35	34	32

Total Capital and Exploratory Expenditures	$1,240	$993	$970

Exploration expenses charged to income included above
United States	$44	$42	$62
International	40	19	59

	$84	$61	$121

(*) Includes changes in working capital

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES SUPPLEMENTAL FINANCIAL DATA (UNAUDITED) (IN MILLIONS OF DOLLARS)

	First Half
	2008	2007
Income Statement
Revenues and Non-operating Income
Sales (excluding excise taxes) and other operating revenues	$22,384	$14,740
Equity in income (loss) of HOVENSA L.L.C.	(29)	137
Gain on asset sales	-	21
Other, net	100	22

Total revenues and non-operating income	22,455	14,920

Costs and Expenses
Cost of products sold (excluding items shown separately below)	16,072	10,600
Production expenses	918	724
Marketing expenses	500	463
Exploration expenses, including dry holes and lease impairment	310	183
Other operating expenses	92	70
General and administrative expenses	308	273
Interest expense	132	126
Depreciation, depletion and amortization	934	681

Total costs and expenses	19,266	13,120

Income before income taxes	3,189	1,800
Provision for income taxes	1,530	873

Net income	$1,659	$927

Supplemental Income Statement Information
Foreign currency gains (losses), after-tax	$12	$(11)
Capitalized interest	2	31

Cash Flow Information
Net cash provided by operating activities (*)	$2,867	$1,838

Capital and Exploratory Expenditures
Exploration and Production
United States	$1,136	$1,042
International	1,007	1,076

Total Exploration and Production	2,143	2,118
Marketing, Refining and Corporate	67	56

Total Capital and Exploratory Expenditures	$2,210	$2,174

Exploration expenses charged to income included above
United States	$106	$82
International	99	54

	$205	$136

(*) Includes changes in working capital

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES SUPPLEMENTAL FINANCIAL DATA (UNAUDITED) (IN MILLIONS OF DOLLARS)

	June 30,	December 31,
	2008	2007
Balance Sheet Information

Cash and cash equivalents	$1,479	$607
Other current assets	8,213	6,319
Investments	1,038	1,117
Property, plant and equipment – net	15,754	14,634
Other long-term assets	4,255	3,454
Total assets	$30,739	$26,131

Current maturities of long-term debt	$68	$62
Other current liabilities	11,169	7,962
Long-term debt	3,877	3,918
Other long-term liabilities	4,523	4,415
Stockholders' equity excluding other comprehensive income (loss)	13,370	11,615
Accumulated other comprehensive income (loss)	(2,268)	(1,841)
Total liabilities and stockholders' equity	$30,739	$26,131

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES EXPLORATION AND PRODUCTION EARNINGS (UNAUDITED) (IN MILLIONS OF DOLLARS)

	Second Quarter 2008
	United States	International	Total
Sales and other operating revenues	$545	$2,530	$3,075
Non-operating income	-	22	22

Total revenues and non-operating income	545	2,552	3,097
Costs and expenses
Production expenses, including related taxes	101	393	494
Exploration expenses, including dry holes and lease impairment	62	96	158
General, administrative and other expenses	36	37	73
Depreciation, depletion and amortization	61	401	462

Total costs and expenses	260	927	1,187

Results of operations before income taxes	285	1,625	1,910
Provision for income taxes	108	777	885

Results of operations	$177	$848	$1,025

	Second Quarter 2007
	United States	International	Total
Sales and other operating revenues	$273	$1,529	$1,802
Non-operating income	-	28	28

Total revenues and non-operating income	273	1,557	1,830
Costs and expenses
Production expenses, including related taxes	70	307	377
Exploration expenses, including dry holes and lease impairment	51	39	90
General, administrative and other expenses	34	28	62
Depreciation, depletion and amortization	44	293	337

Total costs and expenses	199	667	866

Results of operations before income taxes	74	890	964
Provision for income taxes	30	429	459

Results of operations	$44	$461	$505

	First Quarter 2008
	United States	International	Total
Sales and other operating revenues	$448	$2,159	$2,607
Non-operating income	10	37	47

Total revenues and non-operating income	458	2,196	2,654
Costs and expenses
Production expenses, including related taxes	70	354	424
Exploration expenses, including dry holes and lease impairment	83	69	152
General, administrative and other expenses	32	31	63
Depreciation, depletion and amortization	55	379	434

Total costs and expenses	240	833	1,073

Results of operations before income taxes	218	1,363	1,581
Provision for income taxes	84	673	757

Results of operations	$134	$690	$824

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES EXPLORATION AND PRODUCTION EARNINGS (UNAUDITED) (IN MILLIONS OF DOLLARS)

	First Half 2008

	United States	International	Total
Sales and other operating revenues	$993	$4,689	$5,682
Non-operating income	10	59	69

Total revenues and non-operating income	1,003	4,748	5,751
Costs and expenses
Production expenses, including related taxes	171	747	918
Exploration expenses, including dry holes and lease impairment	145	165	310
General, administrative and other expenses	68	68	136
Depreciation, depletion and amortization	116	780	896

Total costs and expenses	500	1,760	2,260

Results of operations before income taxes	503	2,988	3,491
Provision for income taxes	192	1,450	1,642

Results of operations	$311	$1,538	$1,849

	First Half 2007

	United States	International	Total
Sales and other operating revenues	$514	$2,799	$3,313
Non-operating income	8	14	22

Total revenues and non-operating income	522	2,813	3,335
Costs and expenses
Production expenses, including related taxes	129	595	724
Exploration expenses, including dry holes and lease impairment	101	82	183
General, administrative and other expenses	67	52	119
Depreciation, depletion and amortization	81	565	646

Total costs and expenses	378	1,294	1,672

Results of operations before income taxes	144	1,519	1,663
Provision for income taxes	56	762	818

Results of operations	$88	$757	$845

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES EXPLORATION AND PRODUCTION SUPPLEMENTAL OPERATING DATA (UNAUDITED)

	Second	Second	First
	Quarter	Quarter	Quarter
	2008	2007	2008
Operating Data
Net Production Per Day (in thousands)
Crude oil - barrels
United States	36	31	36
Europe	83	96	83
Africa	128	115	119
Asia and other	12	26	17
Total	259	268	255

Natural gas liquids - barrels
United States	11	10	11
Europe	4	4	4
Total	15	14	15

Natural gas - mcf
United States	83	86	93
Europe	267	212	296
Asia and other	364	277	342
Total	714	575	731
Barrels of oil equivalent	393	378	391

Average Selling Price
Crude oil - per barrel (including hedging)
United States	$120.23	$61.41	$92.59
Europe	104.98	58.94	82.29
Africa	97.32	58.02	78.83
Asia and other	120.59	70.73	96.53
Worldwide	104.29	60.05	83.28

Crude oil - per barrel (excluding hedging)
United States	$120.23	$61.41	$92.59
Europe	104.98	58.94	82.29
Africa	117.49	67.04	93.52
Asia and other	120.59	70.73	96.53
Worldwide	113.79	63.94	89.62

Natural gas liquids - per barrel
United States	$76.60	$47.97	$64.83
Europe	92.67	58.26	76.50
Worldwide	81.52	51.68	67.70

Natural gas - per mcf (including hedging)
United States	$11.00	$7.24	$8.53
Europe	10.33	4.54	8.96
Asia and other	5.23	4.42	5.01
Worldwide	7.81	4.88	7.06

Natural gas - per mcf (excluding hedging)
United States	$11.00	$7.24	$8.53
Europe	10.84	4.54	9.05
Asia and other	5.23	4.42	5.01
Worldwide	8.01	4.88	7.10

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES EXPLORATION AND PRODUCTION SUPPLEMENTAL OPERATING DATA (UNAUDITED)

	First Half
	2008	2007
Operating Data
Net Production Per Day (in thousands)
Crude oil - barrels
United States	36	30
Europe	83	103
Africa	123	107
Asia and other	15	20
Total	257	260

Natural gas liquids - barrels
United States	11	10
Europe	4	5
Total	15	15

Natural gas - mcf
United States	88	88
Europe	282	280
Asia and other	353	260
Total	723	628
Barrels of oil equivalent	392	380

Average Selling Price
Crude oil - per barrel (including hedging)
United States	$106.42	$57.46
Europe	93.32	54.98
Africa	88.44	53.68
Asia and other	106.28	65.08
Worldwide	93.75	55.66

Crude oil - per barrel (excluding hedging)
United States	$106.42	$57.46
Europe	93.32	54.98
Africa	105.98	62.22
Asia and other	106.28	65.08
Worldwide	101.66	59.13

Natural gas liquids - per barrel
United States	$70.71	$45.36
Europe	85.78	52.44
Worldwide	74.90	48.06

Natural gas - per mcf (including hedging)
United States	$9.69	$7.22
Europe	9.61	4.66
Asia and other	5.12	4.49
Worldwide	7.43	4.95

Natural gas - per mcf (excluding hedging)
United States	$9.69	$7.22
Europe	9.90	4.66
Asia and other	5.12	4.49
Worldwide	7.55	4.95

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
EXPLORATION AND PRODUCTION SUPPLEMENTAL HEDGING INFORMATION (UNAUDITED)

The following is a summary of the Corporation's outstanding crude oil hedges at June 30, 2008:

	Brent Crude Oil(*)
	Average	Thousands
	Selling	of Barrels
	Price	per Day
Maturities
2008	$ 25.56	24
2009	25.54	24
2010	25.78	24
2011	26.37	24
2012	26.90	24

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(*) There were no WTI crude oil hedges outstanding at June 30, 2008.

At June 30, 2008, the Corporation also had outstanding United Kingdom natural gas hedges of 50 thousand Mcf per day through October 2008 at an average selling price of approximately $11.05 per Mcf.

The after-tax losses from crude oil and natural gas hedges were $144 million in the second quarter of 2008 and $56 million in the second quarter of 2007. The after-tax losses from crude oil and natural gas hedges were $239 million in the first half of 2008 compared with $95 million in the first half of 2007. At June 30, 2008, the after-tax deferred losses related to crude oil and natural gas hedges that were included in accumulated other comprehensive income amounted to $2.5 billion.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES MARKETING AND REFINING SUPPLEMENTAL FINANCIAL AND OPERATING DATA (UNAUDITED)

		Second	Second	First
		Quarter	Quarter	Quarter
		2008	2007	2008
Financial Information (in millions of dollars)

Marketing and Refining Results
Income (loss) before income taxes		$(85)	$196	$21
Provision (benefit) for income taxes		(33)	74	5
Marketing and Refining Earnings (Loss)		$(52)	$122	$16

Summary of Marketing and Refining Results
Refining		$3	$87	$(3)
Marketing		(40)	-	32
Trading		(15)	35	(13)
Total Marketing and Refining Earnings (Loss)		$(52)	$122	$16

Operating Data (barrels and gallons in thousands)

Refined Product Sales (barrels per day)
Gasoline		236	224	223
Distillates		129	119	168
Residuals		49	52	67
Other		40	19	37
Total		454	414	495

Refinery Throughput (barrels per day)
HOVENSA - Crude runs		471	397	446
HOVENSA - Hess 50% share		235	199	223
Port Reading		64	64	61

Refinery Utilization	Refinery Capacity
HOVENSA	(barrels per day)
Crude	500	94.2%	79.4%	89.1%
FCC	150	73.1%	87.9%	74.3%
Coker	58	99.5%	53.3%	91.5%
Port Reading	70 (c)	91.3%	97.9%	87.1%

Retail Marketing
Number of retail stations (a)		1,363	1,351	1,367
Convenience store revenue (in millions of dollars) (b)		$275	$274	$239
Average gasoline volume per station (gallons per month) (b)		218	228	195

(a) Includes company operated, Wilco-Hess, dealer and branded retailer.
(b) Company operated only.
(c) Refinery utilization in 2007 is based on capacity of 65 thousand barrels per day.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES MARKETING AND REFINING SUPPLEMENTAL FINANCIAL AND OPERATING DATA (UNAUDITED)

		First Half
		2008	2007
Financial Information (in millions of dollars)

Marketing and Refining Results
Income (loss) before income taxes		$(64)	$355
Provision (benefit) for income taxes		(28)	132
Marketing and Refining Earnings (Loss)		$(36)	$223

Summary of Marketing and Refining Results
Refining		$-	$141
Marketing		(8)	43
Trading		(28)	39
Total Marketing and Refining Earnings (Loss)		$(36)	$223

Operating Data (barrels and gallons in thousands)

Refined Product Sales (barrels per day)
Gasoline		229	209
Distillates		149	146
Residuals		58	73
Other		39	24
Total		475	452

Refinery Throughput (barrels per day)
HOVENSA - Crude runs		458	434
HOVENSA - Hess 50% share		229	217
Port Reading		62	59

Refinery Utilization	Refinery Capacity
HOVENSA	(barrels per day)
Crude	500	91.6%	86.7%
FCC	150	73.7%	90.5%
Coker	58	95.5%	70.8%
Port Reading	70 (c)	89.2%	91.4%

Retail Marketing
Number of retail stations (a)		1,363	1,351
Convenience store revenue (in millions of dollars) (b)		$514	$518
Average gasoline volume per station (gallons per month) (b)		207	210

(a) Includes company operated, Wilco-Hess, dealer and branded retailer.
(b) Company operated only.
(c) Refinery utilization in 2007 is based on capacity of 65 thousand barrels per day.

CONTACT:
Hess Corporation
Investors:
Jay Wilson, 212-536-8940
or
Media:
Jon Pepper, 212-536-8550